Reserve for Life-Contingent Contract Benefits and Contractholder Funds - Additional Information (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017		Dec. 31, 2016
Insurance [Line Items]
Premium deficiency reserve	$ 222,342	[1]	$ 56,350
Variable annuities
Insurance [Line Items]
Account balances of separate accounts with guarantees, invested in equity, fixed income and balanced mutual funds	243,700		233,800
Account balances of separate accounts with guarantees, invested in money market mutual funds	$ 30,600		$ 39,800

[1]	The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at current lower interest rates, resulting in a premium deficiency. This adjustment primarily relates to structured settlement annuities with life contingencies (a type of immediate annuities with life contingencies).